Exhibit 10.2

HUNGARIAN TELEPHONE AND CABLE CORP.

NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

(as amended as of October 5, 2004)

1. Purpose. This Non-Employee Director Stock Option Plan (the “Plan”) is intended to promote the interests of Hungarian Telephone and Cable Corp. (the “Company”) by providing an inducement to attract and retain the services of qualified persons who are neither employees nor officers of the Company to serve as members of the Board of Directors and by demonstrating the Company’s appreciation for their service on the Company’s Board of Directors.

2. Options to be Granted. Under the Plan, Options (“Options”) are granted that give an optionee (“Optionee”) the right for a specified time period to purchase a specified number of shares of Common Stock, par value $.001 per share, of the Company (the “Common Stock”). The Option price is determined in each instance in accordance with the terms of this Plan. All Options shall be “Non-Qualified” or “Non Statutory Options” or options not defined or meeting the requirements of Section 422(b) of the Internal Revenue Code of 1986, as amended.

3. Available Shares. The total number of shares of Common Stock for which Options may be granted shall not exceed 250,000 shares (the “Option Shares”), subject to adjustment in accordance with Section 13 hereof. Shares subject to the Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any Options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall revert to the Option pool and again become available for grant under the Plan.

4. Administration. The Plan shall be administered by the Compensation - Stock Option Committee or its successor of the Board of Directors of the Company (the “Committee”). The Committee shall, subject to the provisions of the Plan, have the power to construe and interpret the Plan, to resolve all issues thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

5. Option Agreement. Each Option granted under the provisions of this Plan shall be evidenced by an Option Agreement, in such form as may be approved by the Committee, which Option Agreement shall be duly executed and delivered on behalf of the Company and by the Optionee to whom such Option is granted. The Option Agreement shall contain such terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee.

6. Eligibility and Limitations. Options may be granted pursuant to the Plan only to members of the Board of Directors of the Company who are not officers or employees of the Company or any of its subsidiaries (“Non-Employee Directors”).

7. Exercise Price. The exercise price for the purchase of stock covered by an Option granted pursuant to the Plan shall be 100% of the fair market of such shares on the day the Option is granted. The exercise price will be subject to adjustment in accordance with the provisions of Section 13 hereof. For purposes of the Plan, the “Fair Market Value” of a share of Common Stock shall be determined pursuant to a valuation methodology approved by the Committee or, if the Committee does not approve a different valuation methodology, means, on any day, the daily closing price of a share of Common Stock on the American Stock Exchange, or, if the shares are not listed or admitted to trading on such exchange, on the principal United States securities exchange or on the NASDAQ/NMS on which the shares are listed or admitted to trading, or if the shares are not listed or admitted to trading on any such exchange or on the NASDAQ/NMS, the mean between the closing high bid and low asked quotations with respect to a share on such dates on the National Association of Securities Dealers, Inc. Automated Quotations System, or any similar system then in use, or if no such quotations are available, the fair market value on such date of a share as the Committee shall determine.

8. Grant of Option Awards.

(a) Initial Grant of Options. Each Non-Employee Director of the Company who is serving in such capacity on (i) the date of the adoption of this Plan by the Board of Directors of the Company and (ii) the date of the 1997 Annual Meeting of Stockholders of the Company, is hereby granted without further action by the Board of Directors or the Committee, an Option to purchase 5,000 shares of Common Stock on the date of the 1997 Annual Meeting of Stockholders of the Company, which Options shall vest in the Optionee on the date of such grant.

(b) Automatic Annual Grant of Options. As of the date each year that any Non-Employee Director is elected or re-elected to serve as a director by the stockholders of the Company at the Annual Meeting of Stockholders of the Company (beginning with the 1997 Annual Meeting of Stockholders), each Non-Employee Director shall be automatically granted without further action by the Board of Directors or the Committee an Option to purchase 5,000 shares of Common Stock. Each Non-Employee Director who is appointed (or elected) to the Board of Directors after any Annual Meeting of Stockholders of the Company but prior to the next following Annual Meeting of Stockholders of the Company shall be automatically granted, on the date of the first such appointment (or election) and without further action by the Board of Directors or the Committee, an Option to purchase a pro-rata share of 5,000 shares of Common Stock as determined by the Committee based on the ratio of the number of days actually served from the date of appointment (or election) to the date of the next Annual Meeting of Stockholders rounded to the nearest whole share. If on any date for the grant of Options pursuant to the Plan the aggregate number of shares then remaining available for Options under the Plan is less than the number of Option Shares which the Plan provides shall be granted on such date, Options shall be granted on the following basis: first, ratably (to the nearest whole share) to any persons entitled to receive on such date a grant pursuant to the first sentence of this Section 8(b), up to a maximum grant of 1,000 Option Shares per Optionee; and second, ratably (to the nearest whole share) to any person entitled to receive on such date a grant pursuant to the second sentence of this Section 8(b), up to a maximum grant of 1,000 Option Shares per Optionee.

9. Period of Options. The Options granted hereunder shall expire on a date which is ten years after the date of grant of the Options. The Plan shall terminate when all Options granted hereunder have expired or terminated.

10. Exercise of Options. Subject to the terms and conditions of the Plan, Vested Options may be exercised from time to time by giving written notice to the Treasurer, Secretary, or General Counsel of the Company, or his or her designee, specifying the number of shares to be purchased. The exercise price for every share purchased through the exercise of a Option shall be paid for in full on or before the settlement date of the shares issued pursuant to the exercise of the Option (i) in cash or in whole or in part through the transfer to the Company of shares of Common Stock in accordance with procedures established by the Committee from time to time. An Optionee may also pay the exercise price in whole or in part pursuant to a “net share settlement” (“net exercise”) pursuant to which the Optionee elects to have shares of Common Stock withheld upon exercise to pay the exercise price in accordance with procedures established by the Committee from time to time. In addition, in accordance with the rules and procedures established by the Committee for this purpose, an Option may also be exercised through a “cashless exercise” procedure involving a broker or dealer, that affords Optionees the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Option in order to generate sufficient cash to pay the exercise price and/or to satisfy withholding tax obligations related to the Option. In the event such exercise price is paid in whole or in part with shares, the portion of the exercise price so paid shall be equal to the value, as of the date of exercise of the Option, of such shares. The value of such shares shall be equal to the number of such shares multiplied by the Fair Market Value of such shares on the trading day coincident with the date of exercise of such Option (or the immediately preceding trading day if the date of exercise is not a trading day). The Company shall not issue or transfer the shares upon exercise of an Option until the exercise price is fully paid. Subject to such rules as the Committee may determine from time to time, an Optionee may satisfy any amounts required to be withheld by the Company under applicable federal, state and local tax laws in effect from time to time, by electing to have the Company withhold a portion of the shares to be delivered for the payment of such taxes. The Optionee shall not have any rights of a stockholder with respect to the shares covered by the Option, except through the due exercise of the Option.

11. Vesting of Shares and Non-Transferability of Option.

(a) Vesting. Each automatic annual grant of any Option granted under the Plan pursuant to Section 8(b) shall vest in the Optionee, and thus become exercisable, at the earlier of (x) the date of the next Annual Meeting of the Stockholders of the Company, or (y) one year from the date of such annual grant.

If either of the following events shall occur, all Options theretofore granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable for a period of 60 days following such date, after which they shall revert to being exercisable in accordance with their terms (provided that no Option which has previously been exercised or has expired or otherwise terminated shall become exercisable):

(i) a tender offer or exchange offer for shares of Common Stock (other than such an offer by the Company) is commenced, or

(ii) the stockholders of the Company approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly-owned company or for a sale or disposition of all or substantially all the assets of the Company.

(b) Legend on Certificates. The certificates representing shares issued upon exercise of an Option shall carry such appropriate legends, and such written instructions shall be given to the Company’s Transfer Agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any federal, state or local securities laws.

(c) Non-Transferability. Any Option granted pursuant to the Plan shall not be assignable or transferable other than by will or the laws of descent and distribution or a qualified domestic relations order, provided however that with the consent of the Committee acting in its sole discretion, an Optionee may transfer (a “Family Member Transfer”) an Option to (i) a member of the Optionee’s immediate family (which for the purposes of the Plan shall have the same meaning as defined in Rule 16a-1 promulgated under the Securities Exchange Act); (ii) a trust (the “Family Trust”) the beneficiaries of which consist exclusively of members of the Optionee’s immediate family; and (iii) a partnership, limited partnership or other limited liability entity (“Family Entity”) the members of which consist exclusively of members of the Optionee’s immediate family or a Family Trust; provided that no consideration is paid for the transfer and that each Family Transferee execute an instrument agreeing to be bound by the provisions of the Plan and the restrictions as to the transferability of the Option. During the lifetime of an Optionee, an Option shall be exercisable only by the Optionee or his or her Family Transferee. A (“Family Transferee”) is a transferee that is a Family Trust, Family Entity or a member of the immediate family of an Optionee.

12. Termination of Options.

(a) In the event an Optionee ceases to be a member of the Board of Directors of the Company for any reason other than death or disability, any Options not then exercisable shall immediately terminate and become void. If the Optionee is eligible to retire under any Company pension plan, any Options which are exercisable, but which have not been exercised at the time the Optionee ceases to be a member of the Board of Directors, may be exercised through the original expiration date of the Options. If the Optionee is not eligible to retire under any Company pension plan, any Options which are exercisable, but which have not been exercised at the time the Optionee so ceases to be a member of the Board of Directors, may be exercised by the Optionee until the earlier of (x) the original expiration date of the Options or (y) three years following the date the Optionee so ceases to be a member of the Board of Directors.

(b) In the event of the death of an Optionee, who is eligible to retire under any Company pension plan, while a member of the Board of Directors of the Company, any unexercised Options may be exercised by the Optionee’s personal representative at any time prior to the expiration date of such Options. In the event of the death of an Optionee, who is not eligible to retire under any Company pension plan, while a member of the Board of Directors of the Company, any unexercised Options may be exercised by the Optionee’s personal representative at any time within three years after the Optionee’s death except that an Option may not be exercisable on any date beyond the expiration date of such Option. In the event of the death of an Optionee who has retired prior to exercising all of his outstanding Options, such outstanding Options may be exercised by the Optionee’s personal representative at any time prior to the expiration date of such Options. In the event of the death of an Optionee, who is no longer a member of the Board of Directors at the time of his death (other than due to retirement), prior to exercising all of his outstanding Options, such outstanding Options may be exercised by the Optionee’s personal representative at any time within three years after the Optionee’s death except that an Option may not be exercisable on any date beyond the expiration date of such Option.

13. Adjustments Upon Changes in Capitalization and Other Matters. In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares of other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization or reclassification, or in the event of a stock split, combination of shares or dividends payable in capital stock, automatic adjustment shall be made in the number and kind of shares as to which outstanding Options or portions thereof then unexercised shall be exercisable and in the available shares set forth in Section 3 hereof, to the end that the proportionate interest of the Optionee shall be maintained as before the occurrence of such event. Such adjustment in outstanding Options shall be made without charge in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the exercise price per share.

If an Option hereunder shall be assumed, or a new Option substituted therefor, as a result of sale of the Company, whether by a corporate merger, consolidation or sale of property or stock, then membership on the Board of Directors of such assuming or substituting corporation, or a parent corporation thereof, shall be considered for purposes of the Plan to be membership on the Board of Directors of the Company.

14. Delivery and Registration of Stock. The Company’s obligations to deliver shares of Common Stock upon exercise of an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Optionee to whom such shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provision of the Securities Act of 1933, as amended, or any other Federal, state or local securities laws. It may be provided that any representation requirements shall become inoperative upon a registration of the shares or other action eliminating the necessity of such representation under such Securities Act or other securities laws. The Company shall not be required to deliver any shares under the Plan prior to (i) the admission of such shares to listing on a stock exchange on which shares may then be listed, and (ii) the completion of such registration or other qualification of such shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

15. Withholding Tax. Where an Optionee or other person is entitled to receive shares pursuant to the exercise of an Option pursuant to the Plan, the Company shall have the right in its sole discretion to require the Optionee or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares.

16. Effectiveness. Anything in the Plan to the contrary notwithstanding, the effectiveness of the Plan and of the grant of all Options hereunder is in all respects subject to, and the Plan and Options granted under it shall be of no force and effect unless and until, and no Option granted hereunder shall in any way vest or become exercisable in any respect unless and until, the approval of the Plan by the Company’s Board of Directors.

17. Compliance with Section 16. This Plan is intended to comply with Rule 16 promulgated under the Exchange Act (“Rule 16b-3”) to the fullest extent possible. Any provision of the Plan which is inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

18. Termination and Amendment of Plan. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable. Termination or any modification or amendment of the Plan shall not, without the consent of an Optionee, affect his or her rights under an Option previously granted.

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